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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------

                                    FORM 8-K
                         ------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2005
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                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)
                     --------------------------------------

            Missouri                    0-12619                43-0985160
  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)             File Number)        Identification No.)

   15 Compound Drive, Hutchinson, KS                             67502
(Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code:   (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On September  14, 2005,  Collins  Industries,  Inc.  issued a press release announcing its financial results for the quarter ending July 31, 2005. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Press Release dated September 14, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       COLLINS INDUSTRIES, INC.

Date:  September 14, 2005
                                       By:      /s/ Cletus C. Glasener
                                          --------------------------------------
                                       Name:    Cletus C. Glasener
                                       Title:   Vice President of Finance and
                                                Chief Financial Officer

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